                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
 [ ] Preliminary  Proxy  Statement         [ ] Confidential,  For  Use  of  the
                                               Commission Only (as permitted by
 [X] Definitive Proxy Statement                Rule 14a-6(e)(2))
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               CELGENE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

(5) Total fee paid:

   -----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

   -----------------------------------------------------------------------------

[ ] Check  box  if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

   -----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

   -----------------------------------------------------------------------------

(3) Filing Party:

   -----------------------------------------------------------------------------

(4) Date Filed:

   -----------------------------------------------------------------------------

                               CELGENE CORPORATION


                               7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059


                                March 21, 2000

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Stockholders of Celgene Corporation. The Special Meeting will be held on Monday, April 10, 2000, beginning at 10:00 a.m., local time, at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036. The formal Notice of Special Meeting is set forth in the enclosed material.

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve an increase in the number of authorized shares of common stock. The Board of Directors recommends that you vote FOR this proposal.

     It is important that your views be represented whether or not you are able to be present at the Special Meeting. Please sign and return the enclosed proxy card promptly.

     We appreciate your investment in Celgene Corporation and urge you to return your proxy card as soon as possible.

                                        Sincerely,






                                        John W. Jackson
                                        Chairman of the Board and
                                        Chief Executive Officer

                               CELGENE CORPORATION
                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

                              ------------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                              ------------------

     A Special Meeting of Stockholders of CELGENE CORPORATION (the "Company") will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036 on April 10, 2000, at 10:00 a.m., local time, for the following purposes:

   1. to approve an amendment to the Company's  Certificate of  Incorporation to
      (i) increase the number of authorized shares of the Company's common stock, par value $.01 per share ("Common Stock") from 30,000,000 to 120,000,000 shares and (ii) effect a three-for-one split of the Common Stock.

   2. to transact any such other business as may properly come before the Special Meeting and at any adjournment thereof.

     The Board of Directors has fixed the close of business on March 10, 2000 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

     A proxy and return envelope are enclosed for your convenience.

                                        By order of the Board of Directors
                                        JOHN W. JACKSON
                                        Chairman of the Board and
                                        Chief Executive Officer

March 21, 2000



                            YOUR VOTE IS IMPORTANT
                   Please mark, sign, and date the enclosed
                       proxy card and return it promptly
               in the enclosed self-addressed, stamped envelope.

                               CELGENE CORPORATION
                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

                                   ----------
                                 PROXY STATEMENT
                                   ----------

     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at a Special Meeting of Stockholders (the "Meeting" or "Special Meeting") of the Company to be held on April 10, 2000, and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about March 21, 2000.

     Only stockholders of record at the close of business on March 10, 2000, the record date for the Special Meeting, will be entitled to notice of and to vote at the Special Meeting. On the record date the Company had outstanding 21,374,423 shares of common stock, par value $.01 per share (the "Common Stock"), which are the only securities of the Company entitled to vote at the Special Meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by giving written notice to the Chief Executive Officer of the Company at any time before such proxies are voted. Attendance at the Meeting shall not have the effect of revoking a proxy unless the stockholder attending shall, in writing, so notify the Secretary of the Meeting at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Meeting, other than the approval of an amendment to the Company's Certificate of Incorporation to (i) increase the number of authorized shares of the Common Stock from 30,000,000 to 120,000,000 shares and (ii) effect a three-for-one split of the Company's Common Stock. However, if other matters properly come before the Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Company will bear the cost of the Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses. In addition, the Company has retained D.F. King & Co., Inc. of New York, New York, a proxy solicitation organization, to assist in the solicitation of proxies. D.F. King's fee is estimated to be $5,000, plus reasonable out-of-pocket expenses.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote FOR the amendment to the Company's Certificate of Incorporation.

     A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present, in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof. Abstentions and broker non-votes will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth the beneficial ownership of the Common Stock as of February 29, 2000 (i) by each director, (ii) by each of the named executive officers, (iii) by all directors and executive officers of Celgene as a group, and (iv) by all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock.

                          NAME                                        AMOUNT AND NATURE
                                                                              OF                PERCENT OF
                                                                     BENEFICIAL OWNERSHIP          CLASS
-------------------------------------------------------         ----------------------------   -------------
John W. Jackson .......................................                   388,133 (1)               1.8%
Sol J. Barer, Ph.D. ...................................                   232,427 (1)(2)            1.1%
Robert J. Hugin .......................................                    11,667 (1)                 *
Frank T. Cary .........................................                    97,780                     *
Arthur Hull Hayes, Jr., M.D. ..........................                    40,000 (1)                 *
Richard C.E. Morgan ...................................                    79,090 (1)(3)              *
Walter L. Robb, Ph.D. .................................                   100,000 (1)                 *
Lee J. Schroeder ......................................                    56,000 (1)                 *
Gilla Kaplan ..........................................                    16,700 (1)                 *
Jack L. Bowman ........................................                    12,700 (1)                 *
All directors and current executive officers of the
 Company as a group (ten persons) .....................                 1,040,497 (4)               4.7%
Donald P. Moriarty (5) ................................                 1,122,500 (5)               5.3%
 c/o McGrath, Doyle & Phair
 150 Broadway
 New York, NY 10038
Pilgrim Baxter & Associates Ltd. ......................                 1,084,500 (6)               5.1%
 825 Duportail Road
 Wayne, PA 19087


----------
* Less than one percent (1%).

(1) Includes shares of Common Stock which the directors and executive officers have the right to acquire through the exercise of options within 60 days of February 29, 2000, as follows: John W. Jackson -- 327,123; Sol J. Barer -- 232,412; Robert J. Hugin -- 11,667; Frank T. Cary -- 0; Arthur Hull Hayes, Jr. -- 40,000; Richard C.E. Morgan -- 25,000 shares; Walter L. Robb -- 64,000; Lee J. Schroeder -- 20,000; Gilla Kaplan -- 16,700; Jack Bowman -- 11,700. Does not include shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options not exercisable within 60 days of February 29, 2000, as follows: John W. Jackson -- 246,667; Sol J. Barer -- 96,668; Robert J. Hugin -- 173,333;
    Frank T. Cary -- 10,000; Arthur Hull Hayes, Jr. -- 10,000; Richard C.E. Morgan -- 10,000; Walter L. Robb -- 10,000; Lee J. Schroeder -- 10,000; Gilla Kaplan -- 25,333; and Jack L. Bowman -- 20,000.

(2) Includes with respect to Dr. Barer, 15 shares owned by the daughter of Dr. Barer, as to which shares Dr. Barer disclaims beneficial ownership.

(3) Includes with respect to Mr. Morgan, 90 shares owned by the son of Mr. Morgan, as to which shares Mr. Morgan disclaims beneficial ownership.

(4) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes.

(5) Information regarding Donald P. Moriarty was obtained from a Schedule 13D, as amended, filed with the Securities and Exchange Commission. Such Schedule 13D states that Mr. Moriarty is deemed to be the beneficial owner of and to have sole dispositive power over all such shares of Common Stock, and that such shares are held by Mr. Moriarty, his family members, and Twin Oaks Partners, a partnership in which Mr. Moriarty is a general partner.

(6) Information  regarding  Pilgrim Baxter & Associates Ltd. was obtained from a
    Schedule 13G, filed by it with the Securities and Exchange Commission. Such Schedule 13G states that Pilgrim Baxter & Associates Ltd. is the beneficial owner of and has the sole dispositive power over all such shares of Common Stock and has sole voting power over 852,500 of those shares.

                      PROPOSAL: APPROVAL OF AN AMENDMENT TO
                        THE CERTIFICATE OF INCORPORATION

     The Board of Directors has determined that it is in the best interests of the Company and its stockholders to effect a three-for-one split of the Company's Common Stock (the "Stock Split"). In addition, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 30,000,000 to 120,000,000 shares. The increase in the number of shares of Common Stock is a prerequisite to the Stock Split. Accordingly, the Board of Directors has approved the proposed amendment to the Certificate of Incorporation, in substantially the form attached hereto as Exhibit A (the "Amendment"), and hereby solicits the approval of the Company's stockholders of the Amendment.

     If the stockholders approve the Amendment, the Board of Directors currently intends to file the Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. In connection with the Stock Split, the numbers of shares of Common Stock subject to outstanding options and reserved for issuance under the Company's various stock option and stock purchase plans would be proportionately adjusted pursuant to the terms of such plans to reflect the Stock Split described above, and the exercise prices of outstanding options thereunder would be proportionately reduced. If the Amendment is not approved by stockholders, the existing Certificate of Incorporation will continue in effect and the Company will not effect the Stock Split.


PURPOSE OF THE PROPOSED AMENDMENT

     The objectives of the Stock Split are to lower the per share market price of the Company's Common Stock and to increase its trading activity, each of which is expected to increase the liquidity and broaden the marketability of the Company's Common Stock. The objective of the increase in the authorized number of shares of Common Stock is to ensure that the Company has a sufficient number of authorized shares to effect the Stock Split and that the Company has sufficient shares available for future issuances. For these reasons, the Board of Directors believes that the Stock Split and the increase in the authorized number of shares of Common Stock is in the best interest of the Company and its stockholders.

     The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed level in order to provide a reserve of shares available for issuance to meet business needs as they arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting additional stock splits or dividends. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary products. Although the Company has no present obligation to issue additional shares of Common Stock (except pursuant to employee stock incentive plans, convertible securities and warrants), the Company continues to evaluate and conduct discussions with third parties with respect to potential acquisitions or investments. However, the Company has no current plans, agreements or commitments, and is not currently engaged in any negotiations with respect to any such transactions.

     The additional Common Stock issuable upon the Stock Split would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for rights incidental to increasing the number of shares of the Company's Common Stock outstanding.


POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

     If the stockholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order
to maintain their proportionate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.


REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve the Amendment. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.


RECOMMENDATION OF THE BOARD OF DIRECTORS


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   A VOTE FOR THE ADOPTION OF THIS PROPOSAL
                          ---


                                  OTHER MATTERS

     The Board of Directors of the Company does not know of any matters to be brought before the Special Meeting other than the matters set forth in the Notice of Special Meeting of Stockholders and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Special Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                                        By Order of the Board of Directors,
                                        JOHN W. JACKSON
                                        Chairman of the Board and
                                        Chief Executive Officer

March 21, 2000

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                       EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       OF
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                               CELGENE CORPORATION

     Celgene Corporation, a Delaware corporation (the "Corporation"), does hereby certify as follows:

     FIRST: At a duly held meeting, the Board of Directors adopted resolutions proposing and declaring it advisable that the Certificate of Incorporation of the Corporation be amended as follows:

   (a) By striking the first sentence of Article Fourth and substituting in lieu thereof the following sentences:

       "FOURTH. The aggregate number of shares which the Corporation shall have the authority to issue is 125,000,000, of which 5,000,000 shares of the par value of $.01 per share shall be designated `Preferred Stock' and 120,000,000 shares of the par value of $.01 per share shall be designated `Common Stock.' Upon the filing in the office of the Secretary of State of Delaware of this Certificate of Amendment of the Certificate of Incorporation of the Corporation, each issued and outstanding share of Common Stock of the Corporation shall thereby and thereupon be subdivided into three shares of validly issued, fully paid, non-assessable and outstanding shares of Common Stock of the Corporation without any other action of the stockholders with respect thereto."

     SECOND: The stockholders of the Corporation have duly adopted the foregoing amendment at a Special Meeting of the Stockholders duly called and held on April 10, 2000 in accordance with the provisions of Section 222 of the General Corporation Law of Delaware.

     THIRD: Such amendment to the Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of Delaware.

     FOURTH: This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the office of the Secretary of State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed in its name by its _______________ and attested to by its _____________ this ______ day of April, 2000 and the statements contained herein are affirmed as true under penalties of perjury.


                      CELGENE CORPORATION


                                         By: ____________________________
                                             Name:
                                             Title:

ATTEST:


By: ____________________________
    Name:
    Title:

                               CELGENE CORPORATION
                                      PROXY

         The undersigned hereby appoints John W. Jackson, Sol J. Barer and Robert J. Hugin, and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the offices of Proskauer Rose LLP, 26th floor, 1585 Broadway, 26th Floor, New York, New York 10036 on Monday, April 10, 2000, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1)

1. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO (A) INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 30,000,000 TO 120,000,000 AND (B) EFFECT A THREE-FOR-ONE STOCK SPLIT OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 PER SHARE.

     / /     FOR                / /     AGAINST             / /    ABSTAIN

2. In their discretion, upon such other matters as may properly come before the special meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

/ / I will attend the special meeting  / / I will not attend the special meeting

Note: Please sign exactly as names appear on this proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.

                                                     Dated:

                               ----------------------------------------

                               ----------------------------------------

                               ----------------------------------------

                                                   (Signature)

                                          PLEASE MARK, SIGN, DATE AND
                                          RETURN THIS PROXY PROMPTLY USING
                                          THE ENCLOSED ENVELOPE.